UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2022
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

PA		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P. O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2 below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure

On December 20, 2022, Fulton Financial Corporation (“Fulton”) announced that its Board of Directors (the “Board”) declared a quarterly cash dividend of fifteen cents per share on its common stock, payable on January 13, 2023, to shareholders of record as of January 3, 2023. In addition, Fulton announced that the Board declared a quarterly dividend of $12.81 per share (equivalent to $0.32025 per depositary share) on its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, payable on January 17, 2023, to shareholders of record of the preferred stock as of January 2, 2023, for the period from and including October 15, 2022 to, but excluding, January 15, 2023.

Fulton also announced that the Board approved the repurchase of up to $100 million of shares of Fulton’s common stock commencing on January 1, 2023 (the “2023 Program”). The 2023 Program will expire on December 31, 2023. As permitted by securities laws and other legal requirements and subject to market conditions and other factors, purchases may be made from time to time under the 2023 Program in open market or privately negotiated transactions, including without limitation, through accelerated share repurchase transactions. The 2023 Program may be discontinued at any time.

On December 20, 2022, Fulton issued a press release announcing the dividend declarations and the 2023 Program, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K provided under Item 7.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Fulton under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Fulton Financial Corporation Press Release dated December 20, 2022
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2022	FULTON FINANCIAL CORPORATION
/s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and Chief Financial Officer